UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 28, 2008

Apartment Investment and Management Company
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	001-13232	841259577
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4582 S. Ulster Street Parkway, Suite 1100, Denver, Colorado		80237
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	303-757-8101

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

As previously announced, Aimco has declared a special dividend on its Class A Common Stock, payable to stockholders of record at the close of business on July 28, 2008. The special dividend is payable in cash or shares of Class A Common Stock, at the election of each holder, subject to certain limitations. Aimco has filed with the SEC a prospectus supplement relating to shares of Class A Common Stock that may be issued in payment of the special dividend. In connection therewith, Aimco has filed as Exhibit 5.1 to this report, the opinion of DLA Piper US LLP as to the legality of the securities and, as Exhibit 8.1 to this report, the opinion of Skadden, Arps, Slate, Meagher & Flom LLP as to certain tax matters.

Item 9.01 Financial Statements and Exhibits.

(d) The following exhibits are filed with this report:

Exhibit Number and Description

5.1 Opinion of DLA Piper US LLP, as to legality of securities

8.1 Opinion of Skadden, Arps, Slate, Meagher & Flom LLP, as to certain tax matters

23.1 Consent of DLA Piper US LLP (included in Exhibit 5.1)

23.2 Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 8.1)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Apartment Investment and Management Company

July 28, 2008	By:	Thomas M. Herzog

Name: Thomas M. Herzog
Title: Executive Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

5.1	Opinion of DLA Piper US LLP, as to legality of securities (includes Exhibit 23.1, Consent of DLA Piper US LLP)
8.1	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP, as to certain tax matters (includes Exhibit 23.2, Consent of Skadden, Arps, Slate, Meagher & Flom LLP)